SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C.  20549


                         ____________________


                               FORM 8-K

                            CURRENT REPORT


                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): August 17, 2000



                      Arcadia Receivables Finance Corp.
                 Associates Automobile Receivables Trust 2000-1
                    (Exact name of registrant as
                      specified in its charter)



         Delaware          333-82281            41-1743653
      (State or other     (Commission         (IRS Employer
      jurisdiction of     File Number)       Identification No.)
      incorporation)


290 E. Carpenter Freeway, Irving, Texas                  75062-2729
(Address of principal executive offices)                 (Zip Code)



Registrant's telephone number, including area code (972) 652-4000

Item 5.  Other Events.

     Pursuant to Section 4.8 of the Sale and Servicing Agreement,
dated as of June 1, 2000 (the "Agreement"), among Associates Automobile Receivables Trust 2000-1 (the "Trust"), as Issuer, Arcadia
Receivables Finance Corp., as Seller, and Arcadia Financial Ltd., in its individual capacity and as Servicer, Bank One, N.A., as Indenture Trustee (the "Indenture Trustee"), made distributions to the Note Interest Distribution Account and Principal Distribution Account for distribution to the holders of notes representing indebtedness of the Trust (the "Noteholders"), and delivered to Noteholders a copy of the Servicer's Certificate delivered to the Indenture Trustee and Wilmington Trust Company, not in its individual capacity but as Owner Trustee, pursuant to
Section 3.9 of the Agreement, a copy of which is attached hereto as Exhibit
20.1



Item 7(c). Exhibits


          Exhibit No.                   Description
          -----------             -----------------------

              20.1                Servicer's Certificate dated
                                  August 15, 2000 delivered
                                  to the Trustee




                              SIGNATURES




     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                           ARCADIA RECEIVABLES FINANCE CORP.


                                  /s/ Michael J.  Forde
                                 ----------------------------
                                 Title: Assistant Secretary



Date: August 30, 2000